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                                AMENDMENT NO. 1

                          TO ASSET PURCHASE AGREEMENT
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     THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this "Amendment"), dated
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as of October 28, 1996, amends that certain Asset Purchase Agreement dated as of
October 6, 1996 (the "Agreement"), by and between Ball Metal Food Container
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Corp., a Delaware corporation ("Seller"), Ball Corporation, an Indiana
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corporation ("Ball"), Brockway Standard (New Jersey), Inc., a Delaware
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corporation ("BSNJ") formerly known as Milton Can Company, Inc. and, with
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respect to payment obligations thereunder only, BWAY Corporation, a Delaware corporation ("BWAY").  Capitalized terms not otherwise defined herein have the
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meanings given such terms in the Agreement.

     Following execution of the Agreement, BSNJ assigned its rights and obligations under the Agreement to its newly-formed wholly-owned subsidiary, Milton Can Company, Inc. and designated Milton Can Company, Inc. as the "Purchaser" under the Agreement in accordance with the terms of the Agreement.

     The parties to the Agreement wish to amend the Agreement to (i) update the schedules to be attached thereto and (ii) resolve certain ambiguities in the language of the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein the parties hereto covenant and agree as follows:

     1.  Definition of Remediation Requirements.  The sixth sentence of Section
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9.3(c) of the Agreement is hereby deleted and replaced in its entirety with:

          "For purposes of this Section, "Remediation Requirements" shall mean
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          Environmental and Safety Laws in effect on the earlier of (i) the date of the remediation or (ii) the date the most stringent Environmental and Safety Laws are in effect on or before the sixth anniversary of the Closing Date."

          2.   Revised Schedules.  The (i) Litigation Schedule, (ii)
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Environmental Schedule, (iii) Environmental Indemnification Schedule,
(iv)Employee Schedule, (v) Employee Benefit Schedule, (vi) Laid-Off Employees Schedule, (vii) Salaried Employee Schedule and (viii) Sick Pay Employees Schedule appearing in the Agreement are hereby deleted in their entirety and replaced with the Schedules on Exhibit A attached hereto and made a part hereof
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by this reference.

          3.   Miscellaneous.  The provision of Article XI of the Agreement
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shall govern this Amendment.
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          4.  Effect of this Amendment. The Agreement, as amended pursuant to
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the terms of this Amendment, shall continue in full force and effect after the time of this Amendment.

                           *     *     *     *     *
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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be duly executed as of the day and year first above written.

                              BWAY CORPORATION
                              With Respect To Payment Obligations Under The Agreement Only

                                 /s/ David P. Hayford
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                              By:    David P. Hayford
                              Title: Senior Vice President and
                                     Chief Financial Officer


                              MILTON CAN COMPANY, INC.


                                 /s/ David P. Hayford
                              -------------------------------------------------
                              By:    David P. Hayford
                              Title: Vice President


                              BALL CORPORATION


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                              By:
                              Title:


                              BALL METAL FOOD CONTAINER CORP.


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                              By:
                              Title: